Exhibit 99-1

For Immediate Release

CPG Posts Third Quarter Results

Thursday, November 13, 2008

CPG International Inc. (CPG) a leading manufacturer of premium, branded, low maintenance building products for both residential and commercial markets today announced third quarter 2008 financial results. CPG’s products include AZEK Trim, AZEK Deck, AZEK Moulding, and Trademark and Premier Railing for residential markets and bathroom and locker systems sold under the brand names Comtec Industries, Hiny Hider and TuffTec, used in commercial building markets.

“We are pleased with our third quarter and year to date performance in what continues to be a challenging environment. Further deterioration in new home construction and remodeling activity and material cost increases impacted our results.” said Eric Jungbluth, CPG’s President and Chief Executive Officer. “Revenue growth in our AZEK Rail, AZEK Porch and AZEK Deck products contributed to our positive results. In addition, our Scranton Products Commercial business shipments increased during the quarter. We mitigated the impact of material cost increases through pricing actions implemented in the second quarter and cost reduction initiatives.”

Third Quarter Highlights

•

Third quarter sales were $90.9 million, up 10.1% from the third quarter 2007. The Composatron Acquisition along with growth at Scranton Products commercial business partially offset the effects of a declining housing market.

•

Gross margin declined 320 basis points from 2007 driven by higher material costs which were partially offset by price increases implemented during the second and third quarter of 2008 and increased operating efficiencies.

•	Net income was $0.6 million for the third quarter of 2008, up from net income of $0.2 million in the third quarter of 2007.

•	EBITDA increased 1.9% to $15.4 million. Adjusted EBITDA was $16.5 million in the third quarter of 2008, flat with the $16.5 million in the third quarter of 2007.

Year-to-Date Highlights

•	Sales for the first nine months of 2008 were $260.4 million, up 2.5% from the first nine months of 2007.

•

Gross margin declined 350 basis points from the first nine months of 2007 driven by higher material costs which were partially offset by increased operating efficiencies and price increases implemented in the second and third quarter of 2008.

•	Net loss was $121 thousand for the first nine months of 2008, down from net income of $6.4 million in the first nine months of 2007.

•	Impacted by material costs, EBITDA declined 15.8% to $42.2 million. Adjusted EBITDA was $45.2 million in the first nine months of 2008, down 14.1% from $52.6 million in the first nine months of 2007.

•	At September 30, 2008, CPG had cash of $24.2 million and $33.9 million available borrowings under its revolving credit facility.

EBITDA Guidance

(See the accompanying financial schedules for full financial details and a reconciliation of non-GAAP financial measures to their GAAP equivalents.)

CPG reduced earnings guidance for 2008 with Adjusted EBITDA guidance of $45 million to $50 million. “The recent credit market turmoil has had a significant effect on the confidence levels of consumers,” said Scott Harrison, Executive Vice President and Chief Financial Officer. “With inventories in the channel being lowered further and softening demand, we expect fourth quarter volumes to be negatively impacted.”

Investor Call

CPG will hold an investor conference call to discuss Third Quarter 2008 financial results at 10 AM Eastern time, November 13, 2008. Eric Jungbluth, President and Chief Executive Officer, Ralph Bruno, President AZEK Building Products and Scott Harrison, Executive Vice President and Chief Financial Officer, will host the call.

To access the conference call, please dial (866) 315-3365, and use conference ID code 69552646. An encore presentation will be available for one week after the completion of the call. In order to access the encore presentation, please dial (800) 642-1687 or (706) 645-9291, and use the conference ID code 69552646.

Forward-looking Statements

Statements in this investor release and the schedules hereto which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance, guidance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to CPG on the date this release was submitted. CPG undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to CPG’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, the commercial building industry, raw material prices, competition, the economy and the financial markets. CPG may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of CPG’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered, premium, low-maintenance, building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications. The Company’s products are marketed under several brands including AZEK® Trim and Moulding, AZEK® Deck, Premier and Trademark Railing Systems, Santana Products, Comtec Industries, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec®, as well as many other brands. For additional information on CPG please visit our web site at www.cpgint.com.

Financial Schedules

CPG International Inc. and Subsidiaries

Consolidated Balance Sheets

September 30, 2008 and December 31, 2007

(unaudited)

(dollars in thousands)

	September 30,	December 31,
	2008	2007
ASSETS:
Current assets:
Cash	$24,201	$9,608
Receivables:
Trade, less allowance for doubtful accounts of $1,746 and $1,343 in 2008 and 2007, respectively	28,300	30,712
Inventories	37,211	52,391
Deferred income taxes—current	3,951	8,321
Prepaid expenses and other	3,921	9,314
Total current assets	97,584	110,346
Property and equipment—net	95,898	92,693
Goodwill	297,902	288,084
Intangible assets —net	102,786	100,115
Deferred financing costs—net	7,870	8,605
Other assets	—	653
Total assets	$602,040	$600,496

LIABILITIES AND SHAREHOLDER’S EQUITY:
Current liabilities:
Accounts payable	$26,910	$27,474
Current portion of capital lease	464	1,415
Current portion of long-term debt obligations	250	—
Accrued interest	7,291	15,696
Accrued costs – Procell Acquisition	—	18,066
Accrued expenses	11,794	8,637
Total current liabilities	46,709	71,288
Deferred income taxes	42,194	45,425
Capital lease obligation—less current portion	6,990	5,411
Long-term debt—less current portion	302,045	278,107
Accrued warranty	3,789	3,107
Other liabilities	626	664
Commitments and contingencies
Shareholder’s equity:
Common shares, $0.01 par value: 1,000 shares authorized; 10 issued and outstanding at September 30,
2008 and December 31, 2007	—	—
Additional paid-in capital	206,504	200,716	*
Retained deficit	(4,343)	(4,222)	*
Note receivable – CP Holdings	(872)	—
Accumulated other comprehensive loss	(1,602)	—
Total shareholder’s equity	199,687	196,494
Total liabilities and shareholder’s equity	$602,040	$600,496

* Certain amounts presented herein as of December 31, 2007 have been adjusted to reflect the application of SFAS 123R to the Company’s Class B Unit plan.

CPG International Inc.

and Subsidiaries

Consolidated Statements of Operations

Three Months Ended September 30, 2008 and 2007

(dollars in thousands)

	Three	Three
	Months Ended	Months Ended
	September 30,	September 30,
	2008	2007
Net sales	$90,856	$82,552
Cost of sales	(67,837)	(59,032)
Gross margin	23,019	23,520
Selling, general and administrative expenses	(13,662)	(13,352	)*
Operating income	9,357	10,168	*

Other income (expenses):
Interest expense	(8,556)	(8,622)
Interest income	160	158
Miscellaneous – net	78	220
Total other expenses-net	(8,318)	(8,244)
Income before income taxes	1,039	1,924	*
Income tax expense	(414)	(1,675)
Net income	$625	$249	*

* Certain amounts presented herein for the three months ended September 30, 2007 have been adjusted to reflect the application of SFAS 123R to the Company’s Class B Unit plan.

CPG International Inc.

and Subsidiaries

Consolidated Statements of Operations

Nine Months Ended September 30, 2008 and 2007

(dollars in thousands)

	Nine	Nine
	Months Ended	Months Ended
	September 30,	September 30,
	2008	2007
Net sales	$260,391	$254,053
Cost of sales	(195,072)	(181,294)
Gross margin	65,319	72,759
Selling, general and administrative expenses	(39,244)	(36,139	)*
Gain on sale of property	—	443
Operating income	26,075	37,063	*

Other income (expenses):
Interest expense	(26,823)	(25,844)
Interest income	349	459
Miscellaneous – net	127	181
Total other expenses-net	(26,347)	(25,204)
(Loss) income before income taxes	(272)	11,859	*
Income tax benefit (expense)	151	(5,503)
Net (loss) income	$(121)	$6,356	*

* Certain amounts presented herein for the nine months ended September 30, 2007 have been adjusted to reflect the application of SFAS 123R to the Company’s Class B Unit plan.

CPG International Inc. and Subsidiaries

Calculation of Earnings before Interest, Taxes, Depreciation and Amortization

Three Months Ended September 30, 2008 and 2007

(unaudited)

(dollars in thousands)

	Three	Three
	Months Ended	Months Ended
	September 30,	September 30,
	2008	2007
Net income	$625	$249
Interest expense, net	8,396	8,464
Income tax expense	414	1,675
Depreciation and amortization	5,982	4,736
EBITDA	$15,417	$15,124

Reconciliation to Adjusted EBITDA:
EBITDA	$15,417	$15,124
Non-recurring items:
Relocation and hiring costs	349	–
Severance costs	40	744
Management fee and expenses	399	580
Non-cash compensation charge	103	93
Registration expenses related to Notes	46	–
Composatron non-recurring / acquisition costs	196	–
Adjusted EBITDA	$16,550	$16,541

CPG International Inc. and Subsidiaries

Calculation of Earnings before Interest, Taxes, Depreciation and Amortization

Nine Months Ended September 30, 2008 and 2007

(unaudited)

(dollars in thousands)

	Nine	Nine
	Months Ended	Months Ended
	September 30,	September 30,
	2008	2007
Net (loss) income	$(121)	$6,356
Interest expense, net	26,474	25,385
Income tax (benefit) expense	(151)	5,503
Depreciation and amortization	15,971	12,866
EBITDA	$42,173	$50,110

Reconciliation to Adjusted EBITDA:
EBITDA	$42,173	$50,110
Non-recurring items:
Relocation and hiring costs	659	–
Settlement charges	26	500
Severance costs	165	805
Management fee and expenses	1,467	1,330
Gain on sale of property	–	(443)
Non-cash compensation charge	103	229
Registration expenses related to Notes	238	–
Composatron non-recurring / acquisition costs	346	73
Adjusted EBITDA	$45,177	$52,604